Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

WHEREAS, Clear Channel Outdoor, Inc. (“Company”) and Lynn Feldman (“Employee”) entered into an Employment Agreement effective June 27, 2016 and amended May 1, 2019 (collectively, the (“Agreement”);

WHEREAS, the parties desire to amend the above-referenced Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties enter into this Second Amendment to Employment Agreement (“Second Amendment”).

1.     This Second Amendment is effective January 1, 2020.

2.     Section 1 (Term of Employment) of the Agreement is amended such that the initial Employment Period is extended through December 31, 2022.

3.     Section 3(a) (Base Salary) of the Agreement is amended such that the Base Salary is increased to Six Hundred Thousand Dollars ($600,000.00).

4.     Section 3(c) (Annual Bonus) of the Agreement is amended such that Employee’s bonus target is increased to one hundred percent (100%) of Employee’s annual Base Salary.

5.     Section 3(e) (Annual Long Term Incentive) of the Agreement is amended such that the value of the Annual Long Term Incentive grants referenced therein is increased to $300,000.00 for each award.

6.     Section 15(c) (Dispute Resolution) of the Agreement is amended to change the address for delivery of a demand for arbitration to: 4830 N. Loop 1604 West, Suite 111, San Antonio, Texas 78249.

7.     This Second Amendment represents the complete and total understanding of the parties with respect to the content thereof, and cannot be modified or altered except if done so in writing, and executed by all parties. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the date written below and upon full execution by all parties, this Agreement shall be effective as set forth in Section 1 above.

EMPLOYEE:

/s/ Lynn Feldman	Date: February 4, 2020
Lynn Feldman

COMPANY:

/s/ Christopher William Eccleshare	Date: February 4, 2020
Christopher William Eccleshare
Chief Executive Officer, Clear Channel Outdoor Holdings, Inc

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